THE RBB FUND, INC.

Campbell & Company Investment Adviser LLC

Campbell Systematic Macro Fund (the “Fund”)

Class A (Ticker: EBSAX)

Class I (Ticker: EBSIX)

Class C (Ticker: EBSCX)

Supplement dated August 20, 2021

to the Prospectus dated December 31, 2020, as supplemented

This supplement serves as notification of, and provides information regarding, certain changes to the Fund.

1.	Portfolio Managers for the Fund

Effective as of August 16, 2021, Grace Lo, Ph.D., and John R. Radle serve as portfolio managers to the Fund, joining G. William Andrews and Kevin Cole, Ph.D., who will continue to serve as portfolio managers to the Fund. Furthermore, Dr. Lo and Mr. Radle serve on the Investment Committee of the Fund’s investment adviser, Campbell & Company Investment Adviser LLC (“Campbell”), alongside co-chairs Mr. Andrews and Dr. Cole.

a.	Accordingly, the following is added as the final sentence of the paragraph beneath the section entitled “Management of the Fund – Portfolio Managers”:

Dr. Grace Lo and John R. Radle serve alongside G. William Andrews and Dr. Kevin Cole as members of Campbell’s Investment Committee and portfolio managers of the Fund.

b.	In addition, the final four paragraphs beneath the section entitled “More Information About Management of the Fund – Investment Adviser” are deleted in their entirety and replaced with the following:

The Fund is managed by Campbell's Investment Committee. The team, led by co-chairs G. William Andrews and Dr. Kevin Cole, is responsible for portfolio risk management, capital allocation and portfolio construction, and approves all changes to the portfolio, including new models and enhancements. Dr. Grace Lo and John R. Radle serve alongside Mr. Andrews and Dr. Cole as members of Campbell’s Investment Committee and portfolio managers of the Fund.

G. William Andrews joined Campbell in April 1997 and has served as Chief Executive Officer since November 2012, when he was also appointed to Campbell’s Board of Directors. Mr. Andrews was appointed as Co-Chair of Campbell's Investment Committee in March 2010.

Dr. Kevin Cole joined Campbell in October 2003 and has served as Chief Investment Officer since June 2017. Dr. Cole was appointed to Campbell’s Board of Directors in January 2019. Dr. Cole was appointed as Co-Chair of Campbell’s Investment Committee in September 2017.

Dr. Grace Lo joined Campbell in February 2006 and currently serves as a Managing Director. Dr. Lo leads Campbell’s Risk and Portfolio team in Research and is also a member of the firm’s Investment Committee. Dr. Lo was appointed to Campbell’s Investment Committee in March 2010.

John R. Radle joined Campbell in June 2005 and was appointed Managing Director, Global Head of Trading in October 2012. He was appointed to the Campbell's Investment Committee in April 2013.

The SAI provides additional information about the compensation of, other accounts managed by, and ownership of shares of the Fund by Mr. Andrews, Dr. Cole, Dr. Lo and Mr. Radle.

If you have any questions, please call the Fund at 1-844-261-6488 (toll free).

Investors should retain this supplement for future reference.

THE RBB FUND, INC.

Campbell & Company Investment Adviser LLC

Campbell Systematic Macro Fund (the “Fund”)

Class A (Ticker: EBSAX)

Class I (Ticker: EBSIX)

Class C (Ticker: EBSCX)

Supplement dated August 20, 2021

to the Statement of Additional Information (“SAI”) dated December 31, 2020, as supplemented

This supplement serves as notification of the following changes to the SAI:

1.	Portfolio Managers for the Fund

Effective as of August 16, 2021, Grace Lo, Ph.D., and John R. Radle serve as portfolio managers to the Fund.

a.	Accordingly, the SAI section entitled “The Portfolio Managers – Campbell – Fund Shares Owned by the Portfolio Managers” is deleted in its entirety and replaced with the following:

As of June 30, 2021, Mr. Andrews, Dr. Cole, Dr. Lo and Mr. Radle did not own shares in the Fund.

b.	In addition, the introductory paragraph and table in the SAI section entitled “The Portfolio Managers – Campbell – Other Accounts” is amended with the following information:

As of June 30, 2021, Mr. Andrews, Dr. Cole, Dr. Lo and Mr. Radle were jointly responsible for the day-to-day management of certain other accounts, as listed in the following table.

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance
G. William Andrews Dr. Kevin Cole Dr. Grace Lo John R. Radle	Other Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	12	$1.1 billion	9	$917 million
	Other Accounts:	6	$434 million	1	$31 million

Investors should retain this supplement for future reference.